UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

CARE INVESTMENT TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54474	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 31, 2012, Care Investment Trust Inc. (the “Company” or “Care”) announced that it has signed a contribution agreement with Tiptree Financial Partners, L.P. (“Tiptree”) pursuant to which each company will contribute substantially all its assets to Tiptree Operating Company, LLC, a newly-organized Delaware limited liability company (the “Operating Subsidiary”). At closing, the Company will rename its common stock as Class A common stock, with no change in the economic or voting rights of such stock, and will reclassify a certain number of authorized and unissued shares of common stock as Class B common stock for issuance to Tiptree in connection with the contribution transaction. Care and Tiptree will each directly own proportionate interests in the Operating Subsidiary and Tiptree will own Class B common stock with voting rights but no economic rights. The membership interests in the Operating Subsidiary held by Tiptree will be redeemable for Class A common stock of the Company beginning one year after closing of the contribution transaction. Upon redemption of each unit of membership interest by Tiptree, one share of Class B common stock of Care will be redeemed for no consideration. A copy of the press release is attached hereto as Exhibit 99.1.

Any additional information relating to the transaction required by other items of Form 8-K will be filed in a separate Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Care’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this Form 8-K that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Care and Tiptree, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. There are various factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Care’s control, including economic, business, funding market, competitive and/or regulatory factors, as well as factors directly relating to the proposed transaction such as Care’s ability to obtain certain consents and the approval by Care’s stockholders of the transaction. Factors such as these are set forth under the captions “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in Care’s most recent Annual Report on Form 10-K and 10-K/A and its quarterly reports on Form 10-Q, and as described in Care’s other filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this Form 8-K. We cannot guarantee the accuracy of any such forward-looking statements contained in this Form 8-K, and Care is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Care and Tiptree, Care intends to file a proxy statement and other documents with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by Care with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Care with the SEC will be available free of charge on Care’s website at www.carereit.com.

Care and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Care’s executive officers and directors, including their ownership of Care securities, in Care’s definitive proxy statement filed with the SEC on April 25, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and other documents filed with the SEC when they become available. You may obtain free copies of these documents from Care using the source indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from registration.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Form 8-K.

Exhibit No	Description

99.1	Press release issued on December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE INVESTMENT TRUST INC.

Date: December 31, 2012	By:	/s/ Salvatore (Torey) V. Riso, Jr.
	Name:	Salvatore (Torey) V. Riso, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

99.1	Press release issued on December 31, 2012.